SCHEDULE 14A INFORMATION

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INRAD OPTICS, INC.
(Name of Registrant as Specified In Its Certificate of Incorporation)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SCHEDULE 14A INFORMATION

INRAD OPTICS, INC.

181 Legrand Avenue

Northvale, New Jersey 07647

Notice of Annual Meeting of Shareholders

To be held on Wednesday, June 15, 2016

To The Shareholders of Inrad Optics, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of INRAD OPTICS, INC. (the "Company") will be held at the offices of the Company’s counsel, Lowenstein Sandler LLP, 1251 Avenue of the Americas, 17th Floor, New York, NY 10020, on Wednesday, June 15, 2016 at 10:00 a.m. local time for the following purposes:

1.	To elect two directors, named herein, to hold office for a term of three years;

2.	To ratify the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

3.	To approve, as a non-binding advisory vote, our named executive officer compensation; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on April 25, 2016, as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting.

We urge you to vote your shares over the Internet or through the mail at your earliest convenience.

By Order of the Board of Directors

/s/ William J. Foote
William J. Foote, Secretary

Northvale, New Jersey

April 29, 2016

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INRAD OPTICS, INC.
181 Legrand Avenue
Northvale, NJ 07647

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

Wednesday, June 15, 2016

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of INRAD OPTICS, INC., a New Jersey corporation with its principal offices at 181 Legrand Avenue, Northvale, New Jersey 07647 (the "Company"), to be used at the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at the offices of the Company’s counsel, Lowenstein Sandler LLP, 1251 Avenue of the Americas, 17th Floor, New York, NY 10020 on Wednesday, June 15, 2016 at 10:00 a.m. local time. This Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about May 15, 2016.

Shareholders attending the Annual Meeting must comply with the Company’s pre-registration requirements.  If you are a stockholder of record and plan to attend the Annual Meeting, please contact William J. Foote, Chief Financial Officer and Corporate Secretary, by e-mail at wfoote@inradoptics.com or by phone at (201) 767-1910 to register to attend the Annual Meeting.  If you hold shares through an intermediary, such as a bank or broker, and you plan to attend, you must send a written request to attend either by regular mail or e-mail, along with proof of share ownership, such as a bank or brokerage firm account statement, confirming ownership to: Inrad Optics, Inc., 181 Legrand Avenue, Northvale, NJ 07647, Attn: William J. Foote, Chief Financial Officer and Corporate Secretary, or wfoote@inradoptics.com.  In accordance with the security procedures of the building in which Lowenstein Sandler LLP’s offices are located, you will be required to present a form of government-issued photograph identification (such as a drivers' license) to security on the day of the Annual Meeting.  Please plan your arrival at Lowenstein Sandler’s offices so that you allow a reasonable amount of time before the start time of the meeting.

Shareholders Entitled to Vote

Only shareholders of record at the close of business on April 25, 2016, the record date fixed by the Board of Directors, will be entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the record date, there were 12,733,208 shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), outstanding and entitled to vote at the meeting. Each share is entitled to one vote. The presence in person or by proxy of owners of a majority of the outstanding shares of the Company's Common Stock will constitute a quorum for the transaction of business at the Company's Annual Meeting.

For purposes of determining the votes cast with respect to any matter presented for consideration at the Annual Meeting, only those cast "for" are included. Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the Annual Meeting. Owners of Common Stock are not entitled to cumulative voting in the election of directors. Owners of Common Stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the Company’s Annual Meeting.

If you hold your shares in “street name” through a broker or other nominee, you should instruct your broker or nominee how to vote. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner returns a duly executed proxy that does not include any vote with respect to a particular proposal because the nominee did not have discretionary voting power with respect to the matter being considered and did not receive voting instructions from the beneficial owner. If that happens, the nominees may vote those shares only on matters deemed “routine,” such as the ratification of auditors. Only Proposal No. 2 for the ratification of the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm is considered a “routine” matter. Thus, if you do not give your broker or nominee specific voting instructions, your shares may only be voted for Proposal No. 2 and not voted for the other matters. If your shares are not voted, they will not be counted in determining the number of votes cast. However, shares represented by such “broker non-votes” will be counted for determining whether there is a quorum.

Votes Required to Approve Each Proposal

The proposal to elect two director nominees will require an affirmative vote for the proposal by a plurality of the Common Stock entitled to vote at the Annual Meeting.

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The proposal to ratify the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 will require an affirmative vote for the proposal by a majority of the votes cast at the Annual Meeting by the holders of shares of Common Stock entitled to vote.

The proposal to approve the non-binding advisory resolution with respect to the compensation of our named executive officers will require an affirmative vote for the proposal by a majority of the votes cast at the Annual Meeting by the holders of shares of Common Stock entitled to vote.

Voting: Revocation of Proxies

A form of proxy is enclosed for use at the Annual Meeting if a shareholder is unable to attend in person. Each proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, by filing a later dated proxy with the Secretary at any time prior to its exercise or by voting at the meeting. The presence at the meeting of a stockholder who has given a proxy does not revoke the proxy unless the stockholder files a notice of revocation or votes by written ballot. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the form of proxy. If no specification is given, the shares will be voted in favor of the Board's nominees "for" director and "for" the other proposals described in this Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS OF INRAD OPTICS, INC. TO BE HELD ON JUNE 15, 2016. THIS PROXY STATEMENT, THE ACCOMPANYING FORM OF PROXY CARD AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2015, INCLUDING FINANCIAL STATEMENTS, ARE AVAILABLE AT www.proxyvote.com. Under rules issued by the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the internet.

Costs of Solicitation

The entire cost of soliciting these proxies will be borne by the Company. In following up the original solicitation of proxies by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of the stock and may reimburse them for their expenses in so doing. If necessary, the Company may also use its officers and their assistants to solicit proxies from the shareholders, either personally or by telephone or special letter.

PRINCIPAL SHAREHOLDERS

The following table presents certain information available to the Company at the date hereof with respect to the security ownership of the Company’s Common Stock by (i) each of the Company’s directors and nominees, (ii) each named executive officer of the Company, (iii) all executive officers and directors as group, and (iv) each person known by the Company to beneficially own more than five percent (5%) of the Company's common stock outstanding as of April 25, 2016. Percentages that include ownership of options or convertible securities are calculated assuming exercise or conversion by each individual or entity of the options (including “out-of-the-money options”), or convertible securities owned by each individual or entity separately without considering the dilutive effect of option exercises and security conversions by any other individual or entity. Accordingly, the percentages may add to more than 100%. The address of each principal shareholder, unless otherwise indicated, is c/o Inrad Optics, Inc., 181 Legrand Avenue, Northvale, NJ 07647.

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Beneficial Ownership of Common Stock (1)

	Amount and Nature of		Percent of
Name and Address of Beneficial Owner	Beneficial Ownership		Common Stock
Luke P. LaValle, Jr.	38,827	(2)	*
Dennis G. Romano	26,666	(3)	*
N.E. Rick Strandlund	26,666	(4)	*
Jan M. Winston	36,327	(5)	*
Amy Eskilson	72,966	(6)(14)	*

William J. Foote	59,039	(7)(14)	*
George Murray	37,467	(8)	*

All Directors and Executive	319,749	(9)	2.5%
Officers as a group (9 persons)

Clarex Ltd. & Welland Ltd.	8,557,539	(10)	49.8%
Bay Street and Rawson Square
P.O. Box N 3016
Nassau, Bahamas

Emancipation Management LLC	3,880,906	(11)	30.5%
825 Third Ave
New York, NY 10022

Minerva Advisors LLC	1,240,392	(12)	9.7%
50 Monument Road, Suite 201
Bala Cynwyd, PA 19004

William Nicklin	947,000	(13)	7.4%
3 Rivers Edge
Newburgh, NY 12550

Inrad Optics, Inc. Employees 401(k) Plan	915,516	(14)	7.2%
Amy Eskilson and William J. Foote, as Trustees
181 Legrand Avenue
Northvale, NJ 07647

V. Adah Nicklin	827,580	(15)	6.5%
3 Rivers Edge,
Newburgh, NY 12550

* Less than 1%

(1)	Unless otherwise indicated, each of the shareholders named in the table has sole voting and investment power with respect to the shares beneficially owned, subject to the information contained in the footnotes to the table.

(2)	Including 36,327 shares issuable upon exercise of options exercisable within 60 days of April 25, 2016.

(3)	Including 26,666 shares issuable upon exercise of options exercisable within 60 days of April 25, 2016.

(4)	Including 26,666 shares issuable upon exercise of options exercisable within 60 days of April 25, 2016.

(5)	Including 36,327 shares issuable upon exercise of options exercisable within 60 days of April 25, 2016.

(6)	Including 57,966 shares issuable upon exercise of options exercisable within 60 days of April 25, 2016.

(7)	Including 56,877 shares issuable upon exercise of options exercisable within 60 days of April 25, 2016.

(8)	Including 37,467 shares issuable upon exercise of options exercisable within 60 days of April 25, 2016.

(9)	Including 298,212 shares issuable upon exercise of options exercisable within 60 days of April 25, 2016.

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(10)	Including 2,500,000 shares and warrants to purchase an additional 1,875,000 shares at $1.35 per share which are issuable upon conversion of convertible promissory notes and 65,625 shares issuable upon conversion of accrued interest on convertible promissory notes.

(11)	These figures are based upon information set forth in Schedule 13G filed February 16, 2016 on behalf of each of the following reporting persons:

Emancipation Management LLC (a)

Circle N Advisors, LLC (a)

Charles Frumberg (a)

(a)	Each of these reporting persons is deemed a beneficial owner of 3,880,906 shares of Inrad Optics, Inc. with shared investment power but no voting power with respect to these 3,880,906 shares.

(12)	These figures are based upon information set forth in Schedule 13G filed February 5, 2016 on behalf of each of the following reporting persons:

Minerva Advisors LLC (a) (b)

Minerva Group, LP (a)

Minerva GP, LP

Minerva GP, Inc. (a)

David P. Cohen (a) (b)

(a)	Each of these reporting persons is deemed a beneficial owner of 1,229,392 shares of Inrad Optics, Inc. held by Minerva Group, L.P. with both investment power and voting power with respect to these 1,229,392 shares.

(b)	In addition to his deemed beneficial ownership of the 1,229,392 shares described in footnote (12)(a) above, David P. Cohen is deemed a beneficial owner of the 11,000 shares of Inrad Optics, Inc. beneficially owned by Minerva Advisors, LLC. David P. Cohen and Minerva Advisors, LLC have shared investment power and voting power with respect to these 11,000 shares.

(13)	These figures are based upon information set forth in Schedule 13G filed September 16, 2014. William Nicklin has sole investment power and voting power with respect to these 947,000 shares.

(14)	These figures are based upon information provided by Amy Eskilson and William J. Foote, the trustees of the Inrad Optics, Inc. 401(k) Plan (the “401(k) Plan”). Amy Eskilson and William J. Foote, as trustees of the 401(k) Plan, share voting power with respect to the shares held by the 401(k) Plan, but do not have dispositive power over such shares. Ms. Eskilson and Mr. Foote disclaim beneficial ownership of the shares held by the 401(k) Plan and such shares are not reflected in the amounts of shares listed as being beneficially held in their respective individual capacities in this table.

(15)	These figures are based upon information set forth in Schedule 13G filed February 16, 2016. V. Adah Nicklin has sole investment power and sole voting power with respect to these 827,580 shares.

OTHER MATTERS

At the time this Proxy Statement was mailed to shareholders, management was not aware that any other matter will be presented for action at the Annual Meeting. If other matters properly come before the Meeting, it is intended that the shares represented by proxies will be voted with respect to those matters in accordance with the best judgment of the persons voting them.

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PROPOSAL ONE

ELECTION OF DIRECTORS

The Board is divided into three classes (Class I, Class II and Class III) with directors of the Board (collectively, “Directors”) in each class serving staggered three-year terms. At each annual meeting of shareholders, the terms of Directors in one of these three classes expire. At that annual meeting of shareholders, Directors are elected to a Class to succeed the Directors whose terms are then expiring, with the terms of that Class of Directors so elected to expire at the third annual meeting of shareholders, thereafter. There are currently five members of the Board: two Class III Directors whose terms will expire at the 2016 Annual Meeting of Shareholders, two Class I Directors whose terms will expire at the 2017 Annual Meeting of Shareholders and one Class II Director whose term will expire at the 2018 Annual Meeting of Shareholders.

The following table sets forth the name and age of the Class III nominees for election to the Board of Directors, the principal occupation or employment of the nominees for the past five or more years, the principal business of the organization in which said occupation is or was carried on, the name or any other public corporation for which the nominees serve or served during the past five years as a Board member, and the period during which the nominees have served as a director of the Company.

Nominated for Election to Board of Directors:

Name and Age	Since	Positions; Business Experience

Class III Directors -- Term to Expire in 2019

Amy Eskilson, 55	2012	Director of the Company (October 2012 - present)
		President and Chief Executive Officer of the Company (October 2012 - present)
		Vice President of Sales and Marketing for the Company (February 2011-September 2012)
		Director of Business Development, Thorlabs Inc. (2001-2011)
		Sales, Technical Support and Marketing roles, Thor Labs, Inc. (1992-2000)

Jan M. Winston, 79	2000	Chairman of the Board of Directors of the Company (2009 - present)
		Director of the Company (2000 - present)
		Management Consultant (1997 - present)
		Division Director/General Manager IBM Corporation (1981 - 1997)
		Executive positions held in Development, Finance and Marketing

Other Continuing Directors:

Name and Age	Since	Positions; Business Experience

Class I Directors -- Term to Expire in 2017

Dennis G. Romano, 73	2009	Director of the Company (September 2009 - present)
		Consultant - Defense and Engineering/Construction Industry (2007 - 2009)

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		Senior Vice President of Business Development, Defense Business Unit, Washington Group International, a provider of engineering, construction and technical services (2002 – 2007)
		Vice President, Business Strategy and Development, Northrop Grumman Corporation (1999 - 2001)
		Various Senior and Executive Level Positions, Marketing, Business Development and Strategy, Northrop Grumman Corporation (1995 - 1999)
		Vice President of Business Development, Grumman Aircraft Engineering Corporation (1993 - 1995)
		Marketing and Business Development, Grumman Aircraft Engineering Corporation (1974 - 1993)
		Aircrew member, flight test organization, Grumman Aircraft Engineering Corporation (1968 - 1974)
		Avionics Technician, Grumman Aircraft Engineering Corporation (1964 - 1968)
		Chairman of the Board of Directors, Check-6 International, Inc. (2013 – present)

N.E. Rick Strandlund, 72	2009	Director of the Company (January 2009 - present)
		Chairman, President and CEO, Nanoproducts Corporation, a producer and developer of nanoproduct materials and technologies (2005 - 2013)
		President and CEO, Research Electro-Optics, Inc., a manufacturer of thin-film coatings and components (2002 - 2004)
		President and COO, Research Electro-Optics Inc. (1997 - 2002)
		Vice-President/General Manager, Santa Rosa Division, Optical Coating Laboratory, Inc. (1993 - 1996)
		Vice President/General Manager, Commercial Products Division, Optical Coating Laboratory, Inc. (1986 - 1993)

Class II Director -- Term to Expire in 2018

Luke P. LaValle, Jr., 74	2005	Director of the Company (2005 - present)
		President and Chief Executive Officer, American Capital
		Management Inc. (1980 - present)
		Senior Investment Officer, United States Trust Company of NY (1967 - 1980)
		Lt. Colonel, US Army Reserve (Retired)

The Board believes that the above-mentioned experience, along with the other experience, qualifications, attributes and skills of the Board members described in the summary below, provide the Company with the perspectives and judgment necessary to guide the Company’s strategies and monitor their execution.

Other Experience, Qualification, Attributes and Skills of Board Members

The Board considered the following experience, qualifications, attributes and skills of its nominees and the other continuing elected directors in determining that each should serve as a director of the Company:

Amy Eskilson

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•	Over 20 years’ experience in operations, senior management and executive level positions in the photonics industry in both domestic and global manufacturing environment.
•	Broad and deep experience in acquisitions; facilitated 8 transactions in the photonics sector over a 9 year period prior to joining Inrad Optics, Inc.
•	Founding team member experience involving privately funded high technology start-ups and R & D institutional spin-off companies.
•	Extensive experience working with government and university research facilities; defense, aerospace, and technology corporations, small businesses and start-ups.
•	Expertise in corporate and public relations, technology licensing, contracts, marketing and export control/ITAR, corporate real estate and facilities management.
•	Proven leadership and business building skills including strategic planning, manufacturing management, corporate culture building and change management.

Jan M. Winston

•	Extensive background in high technology sector and over 35 years with IBM in a variety of managerial and executive positions primarily in the development of new computer systems and new software products such as the personal computer and speech recognition software
•	Diverse experience gained through senior level roles in the areas of product development, marketing, finance, planning and strategy, including general management and profit and loss responsibilities in both the domestic and international area
•	AB degree from Princeton University and attendance at the Columbia Graduate School of Business Administration
•	Experience as a management consultant serving clients such as IBM, as well as smaller manufacturing organizations, covering various projects such as product management, strategic and financial planning, and management systems.
•	Served as Chairman of the Audit Committee, Chairman of the Compensation Committee and is the current Chairman of the Board

Dennis G. Romano

•	Global business experience in business development as Chief Business Development Officer of a business unit of Washington Group International
•	Over 20 years of experience in business and strategy development for U.S. and International government clients
•	Senior executive leadership for multiple business development organizations with a large international presence
•	Operational management experience and joint leadership, in a $700 million business unit in the defense sector with Washington Group International
•	Extensive background in business development, marketing and strategic development and implementation
•	Chairman of the Company’s Nominating Committee

N.E. Rick Strandlund

•	Global business experience as President and CEO of NanoProducts Corporation
•	Thin-film optical coating experience as VP and General Manager of Optical Coating Laboratory, Inc.
•	Board experience as Chairman of the Board of NanoProducts and as a former director of Research Electro-Optics, Inc.
•	Strategic and business development leadership of two global high-tech, photonics related manufacturing organizations
•	Prior leadership experience in new product and new technology development
•	MBA in Management and Bachelor of Science in Aerospace Engineering
•	Chairman of the Company’s Compensation Committee

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Luke P. LaValle, Jr.

•	Investment professional with over 40 years of experience in analyzing, researching and investing in smaller public growth companies with U.S. Trust Co of NY and American Capital Management, Inc. Senior analyst and membership in the NY Society of Security Analysts
•	Extensive board experience with V Band Corporation, a public company, from 1992 to 1995 and several private companies including Benmarl Wine Company, Ltd. (1982-1992) and Westhampton Yacht Squadron, Ltd. (1985-1995)
•	Military experience with rank of Lieutenant Colonel, Military Intelligence, USAR (retired) and previous assignments to Army Staff, Office of Operations, Plans and Strategy, The Pentagon and Intelligence Officer, 101st Airborne Division
•	Business and military experience includes analysis of tactical and strategic issues, the formation of operational plans based upon situational experience and the development and assessment of alternative courses of action with practical application to planning, direction, guidance and control of the operations of smaller sized organizations like Inrad Optics, Inc.
•	Chairman of the Company’s Audit Committee

The Board of Directors unanimously recommends that you vote FOR the election of the Board’s nominees for Class III director: Amy Eskilson and Jan M. Winston

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PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Baker Tilly Virchow Krause, LLP served as the Company’s independent registered public accounting firm during the fiscal year ended December 31, 2015 and has been appointed by the Company’s Audit Committee to serve as the Company’s independent registered public accountants for the current fiscal year ending December 31, 2016.

The Company’s Audit Committee has the responsibility to select, retain and oversee the work of outside auditors and, when appropriate, to replace the outside auditors. Stockholder ratification of the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 is not required by law or by the Company’s Certificate of Incorporation or by-laws. However, the Board of Directors is submitting the selection of Baker Tilly Virchow Krause, LLP to the Company’s stockholders for ratification as a matter of good corporate governance and practice. If the stockholders fail to ratify the appointment, the Company will reconsider whether or not to retain that firm. Even if the selection is ratified, the Company may appoint a different independent registered public accounting firm during the year if the Audit Committee of the Board of Directors determines that such a change would be in the best interests of the Company and its stockholders. A representative of Baker Tilly Virchow Krause, LLP is not expected to be present at the Annual Meeting but will be available by telephone to respond to appropriate questions from the stockholders.

The Board of Directors unanimously recommends that you vote FOR the proposal to ratify the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm during the fiscal year ending December 31, 2016.

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PROPOSAL THREE

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The Board of Directors is asking shareholders to approve an advisory resolution on our named executive officer compensation as disclosed in this Proxy Statement. Our Compensation Committee has structured our executive compensation program to attract, motivate and retain highly qualified employees, to align our executives’ interests with those of our shareholders and to provide our executives with certain additional compensation when superior financial results are achieved. The Compensation Committee and the Board of Directors believe that our compensation policies and procedures are effective in achieving our goals.

The Board of Directors is urging shareholders to read the “Executive Compensation” section of this Proxy Statement beginning on page 17 of this Proxy Statement, which includes the “Summary Compensation Table” and other related compensation tables, notes and narrative related to the compensation of our named executive officers.

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act and Section 14A of the Exchange Act, as amended, and as a matter of good corporate governance, the Board of Directors is asking shareholders to approve the following resolution at the 2015 Annual Meeting of Shareholders:

RESOLVED, that the shareholders of Inrad Optics, Inc. (the “Company”) approve the compensation of the Company’s named executive officers as disclosed in the Proxy Statement for the Company’s 2016 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC (which includes the Executive Compensation section, the Summary Compensation Table and related narrative discussion).

Although this proposal, commonly referred to as a “say-on-pay” vote, is an advisory vote that will not be binding on the Board of Directors or the Compensation Committee, the Board of Directors and the Compensation Committee will consider the results of this advisory vote when making future decisions regarding our named executive compensation program.

The Board of Directors unanimously recommends that you vote FOR the approval, on an advisory basis, of the compensation of our named executive officers.

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Compensation of Directors

Compensation for non-employee directors consists of two components: cash (i.e. meeting attendance fees, retainer and cash bonuses) and awards under the Company’s 2010 Equity Compensation Program (the “Program”). Under the Program, stock option grants and restricted stock unit grants may be made by the Compensation Committee which serves as the Program Administrator. Equity-based grants are intended to align the interests of the Company’s directors with that of other shareholders. The Company does not require its directors to own stock.

Fees paid to non-employee directors were $500 during fiscal year 2015 for each board or committee meeting attended in person, and $250 for each meeting in which they participated via telephone.

In addition, each non-employee director is paid an annual retainer fee, in quarterly installments. For 2015, the annual retainer was $15,000 for the Chairman and $10,000 for each of the other outside directors.

The Company provides for reimbursement of expenses for all directors in the performance of their duties, including reasonable travel expenses incurred attending meetings.

Directors, who are also employees of the Company, do not receive any additional fees for such services.

The table that follows provides information on components of non-employee director compensation in 2015.

Director Compensation in Fiscal Year 2015

Name	Fees earned or paid in cash ($)	Option Awards ($) (1)	Total ($)
Luke P. LaValle, Jr.	14,250	1,800	16,050
Dennis G. Romano	14,250	1,800	16,050
N.E. Rick Strandlund	14,250	1,800	16,050
Jan M. Winston	19,250	1,800	21,050

(1) The value of stock option awards is computed in accordance with FASB ASC Topic 718. These amounts reflect the aggregate grant date fair value of the awards. The Company granted 10,000 stock options with an exercise price of $0.19 per share to each of the directors on January 13, 2015. The stock options had a fair value $0.18 per share on the grant date. The number of stock options which vested in 2015 to each non-employee director was as follows: Luke P. LaValle, Jr., 3,333; Dennis G. Romano, 3,333; N.E. Rick Strandlund, 3,333 and Jan M. Winston, 3,333. As of December 31, 2015, the aggregate number of option awards outstanding for each non-employee director then serving as a director was as follows: Luke P. LaValle, Jr., 48,611; Dennis G. Romano, 35,000; N.E. Rick Strandlund, 35,000; and Jan M. Winston, 48,611.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board of Director

Composition of the Board

The Board of Directors in 2015 consisted of four independent directors, and the Company’s President and CEO, Amy Eskilson.

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The Board of Directors has determined that each of its four outside directors, Mr. Luke P. LaValle, Jr., Mr. Dennis G. Romano, Mr. N.E. Rick Strandlund and Mr. Jan M. Winston has no material relationship with the Company (other than as director) and is therefore “independent” within the meaning of the current listing standards of the Nasdaq Stock Market and applicable SEC rules. In its annual review of director independence, the Board of Directors considers all commercial, banking, consulting, legal, accounting or other business relationships any director may have with the Company. The Board of Directors considers a “material relationship” to be one that impairs or inhibits, or has the potential to impair or inhibit, a director’s exercise of critical and disinterested judgment on behalf of the Company and its shareholders. When assessing the “materiality” of a director’s relationship with the Company, the Board of Directors considers all relevant facts and circumstances not only from the standpoint of the director in his or her individual capacity, but also from the standpoint of the persons to whom the director is related and organizations with which the director is affiliated.

Ms. Eskilson does not serve on any Committees of the Board. Mr. Jan M. Winston served as Chairman of the Board during the year. The Board met 10 times during fiscal year 2015, including five meetings by telephone. Board members are encouraged, but not required by any specific Board policy, to attend the Company’s Annual Meeting. During 2015 each non-employee director of the Company was also a member of each Committee of the Board of Directors and each attended all of the meetings of the Board and the respective committees of the Board on which they served in fiscal 2015.

The Bylaws of the Company provide for a range of no less than four and no more than six directors.

The Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee. The Board believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and its shareholders.

Currently, Mr. Winston serves as the Chairman of the Board and Ms. Eskilson serves as a director and Chief Executive Officer. The Board of Directors believes this is the most appropriate structure for the Company at this time because it makes the best use of Mr. Winston’s skills and experience, including 15 years as a director of the Company.

Board’s Role in the Oversight of Risk Management

Companies face a variety of risks, including credit risk, liquidity risk, and operational risk. In fulfilling its risk oversight role, the Board focuses on the adequacy of the Company’s risk management process and overall risk management system. The Board believes an effective risk management system will (1) adequately identify the material risks that the Company faces in a timely manner, (2) implement appropriate risk management strategies that are responsive to the Company’s risk profile and specific material risk exposures, (3) integrate consideration of risk and risk management into business decision-making throughout the Company, and (4) include policies and procedures that adequately transmit necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant committee.

The Audit Committee has been designated to take the lead in overseeing risk management at the Board level. Accordingly, the Audit Committee schedules time for periodic review of risk management, in addition to its other duties. In this role, the Audit Committee receives reports from management and other advisors, and strives to generate serious and thoughtful attention to the Company’s risk management process and system, the nature of the material risks the Company faces, and the adequacy of the Company’s policies and procedures designed to respond to and mitigate these risks.

Although the Board’s primary risk oversight has been assigned to the Audit Committee, the full Board also periodically receives information about the Company’s risk management system and the most significant risks that the Company faces. This is principally accomplished through Audit Committee reports to the Board and summary versions of the briefings provided by management and advisors to the Committee.

In addition, the Board and the Audit Committee encourage management to promote a corporate culture that understands risk management and incorporates it into the overall corporate strategy and day-to-day business operations. The Company’s risk management structure also includes an ongoing effort to assess and analyze the most likely areas of future risk for the Company. As a result, the Board and Audit Committee periodically ask the Company’s executives to discuss the most likely sources of material future risks and how the Company is addressing any significant potential vulnerability.

Audit Committee

The Company has a separately designated standing Audit Committee. Luke P. LaValle, Jr. has served as the Audit Committee Chairman since assuming the role in December 2006. The three other members of the Audit Committee are Messrs. Romano, Strandlund and Winston. The Board of Directors has determined that the members of the Audit Committee each satisfy the requirements for independence under applicable SEC rules, as well as the independence standards of the NASDAQ National Stock Market. In 2015, the Audit Committee was comprised of all outside directors throughout the year. The Audit Committee is empowered by the Board of Directors to, among other things, serve as an independent and objective party to monitor the Company’s financial reporting process, internal control system and disclosure control system, review and appraise the audit efforts of the Company’s independent accountants, assume direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and the Company’s management regarding financial reporting issues, and provide an open avenue of communication among the independent accountants, financial and senior management, and the Company’s Board of Directors.

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The Audit Committee met four times during 2015 with all members in attendance at all of the meetings.

Audit Committee Financial Expert

The Board of Directors of the Company has determined that Mr. LaValle is an “audit committee financial expert” as such term is defined under applicable SEC rules.

Compensation Committee

The Compensation Committee is comprised of all independent outside directors, and is responsible for establishing appropriate salaries and bonuses for all executive officers and senior management of the Company. N.E. Rick Strandlund has served as the Chairman of the Compensation Committee since his appointment in May 2009. Messrs. LaValle, Romano and Winston are also members of the Compensation Committee.

The Compensation Committee has the responsibility of granting equity-based incentive compensation (i.e. stock options and grants of restricted stock units) to eligible employees including the executive officers, and to its directors. The Compensation Committee duties also include administering and interpreting the Company’s 2010 Equity Compensation Program (“the Stock Compensation Plan”). The duties relating to the Company’s Stock Compensation Plan include selecting from eligible employees those persons to whom awards will be granted and determining the type of award, the number of shares to be included in each award, any restrictions for some or all of the shares subject to the award and the award price. The Compensation Committee reviews and approves all matters regarding the compensation of the executive officers and other executives of the Company.

The Compensation Committee has the authority to hire independent advisors to help fulfill its duties. No independent advisors were hired in 2015.

The Compensation Committee held five meetings during 2015 to review and establish compensation policy for the year with all members in attendance at all meetings.

Nominating Committee

During 2015, the Nominating Committee was comprised of all independent, outside directors. The Nominating Committee met once during the year with all members in attendance. The Committee strives to compose the Board of Directors with a collection of individuals who bring a variety of complementary skills which, as a group, will possess the appropriate skills and experience to oversee the Company’s business. Accordingly, although diversity may be a consideration in the Committee’s process, the Committee and the Board of Directors do not have a formal policy with regard to the consideration of diversity in identifying director nominees.

Mr. Dennis Romano has served as Chairman of the Nominating Committee since his appointment by the Board of Directors on January 18, 2012. The other three members of the Nominating Committee are Messrs. LaValle, Strandlund and Winston.

Procedures for Considering Nominations Made by Stockholders

The Nominating Committee’s charter describes procedures for nominations to be submitted by shareholders and other third-parties, other than candidates who have previously served on the Board or who are recommended by the Board. The charter states that a nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that if the date of the annual meeting is more than thirty days before or more than sixty days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the one hundred twentieth day prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting or the close of business on the tenth day following the day on which public announcement of the date of such meeting is first made by the Company. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. The charter requires a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating Committee to determine whether the candidate satisfies the criteria established by the Nominating Committee, as described below.

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Qualifications

The charter describes the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee:

•	must satisfy any legal requirements applicable to members of the Board;

•	must have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;

•	must have a reputation in the Company’s industry, for honesty and ethical conduct;

•	must have a working knowledge of the types of responsibilities expected of members of a board of directors of a public corporation; and

•	must have experience, either as a member of the board of directors of another public or private company or in another capacity that demonstrates the nominee’s capacity to serve in a fiduciary position.

Identification and Evaluation of Candidates for the Board

Candidates to serve on the Board will be identified from all available sources, including recommendations made by shareholders. The Nominating Committee’s charter provides that there will be no differences in the manner in which the Nominating Committee evaluates nominees recommended by shareholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board. The evaluation process for individuals other than existing Board members will include:

•	a review of the information provided to the Nominating Committee by the proponent;

•	a review of reference letters from at least two sources determined to be reputable by the Nominating Committee; and

•	a personal interview of the candidate;

together with a review of such other information as the Nominating Committee shall determine to be relevant.

Third Party Recommendations

In connection with the 2016 Annual Meeting of Shareholders, the Nominating Committee did not receive any nominations from any shareholder or group of shareholders which owned more than 5% of the Company’s Common Stock for at least one year.

Communication with the Board

The Board has established a procedure that enables shareholders to communicate in writing with members of the Board. Any such communication should be addressed to the Company’s Secretary and should be sent to such individual c/o the Company at its principal place of business at 181 Legrand Ave, Northvale, NJ 07647. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board. Under the procedures established by the Board, upon the Secretary’s receipt of such communication, the Company’s Secretary will send a copy of such communication to each member of the Board, identifying it as a communication received from a shareholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board held more than two days after such communication has been distributed, the Board will consider the substance of any such communication.

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers of the Registrant

The following table sets forth the name and age of each executive officer of the Company, the period during which each such person has served as an executive officer and the current position with the Company held by each such person:

Name and Age	Since	Position With the Company

Amy Eskilson, 55	2012	President and Chief Executive Officer

William J. Foote, 65	2006	Chief Financial Officer, Corporate Secretary and Treasurer

Thomas A. Caughey, 67	2011	Vice President of Product Development

George Murray, 51	2013	Vice President of Sales and Marketing

Amy Eskilson joined the Company on February 7, 2011 as Vice President of Sales and Marketing and was appointed an officer on March 24, 2011. Previously, she spent a number of years with Thorlabs, Inc., a photonic tool catalog company where she served as Director of Business Development from 2001 to 2011.  In this role Amy coordinated a team responsible for a total of eight acquisitions.  She fostered the development of multiple partner companies and executed both technology transfers and IP license agreements. Prior to that she was the inside sales and technical support manager for Thorlabs and served in various marketing roles beginning in 1992. Ms. Eskilson was also involved as a founding member in several private photonic companies including Nova Phase, Inc., Menlo Systems, Inc. and Idesta Quantum Electronics where she also served on the Board of Directors. She received her BA in Communications in 1985 from Montclair State University.

William J. Foote joined the Company in May 2006 and was appointed Chief Financial Officer and Corporate Secretary on May 16, 2006. In June 2009, he was appointed to the position of Treasurer. He previously served as Chief Financial Officer of INSL-X Products Corporation, a paint and coatings manufacturer, from 2002 through 2005. From 2000 to 2002, he was CFO of ASD Group, Inc., a publicly held contract manufacturer serving the OEM marketplace in the high-tech sector. From 1990 through 1999, Mr. Foote held several executive positions including Corporate Controller, Director and Vice-President of Finance positions with Benjamin Moore & Co., a paint and coatings manufacturer. Earlier in his career, Mr. Foote served in various senior financial roles in Canada. Mr. Foote is both a Certified Public Accountant and a Chartered Accountant (Canada). His past experience includes working in the audit area with the public accounting firm of KPMG (Canada). He holds a Bachelor of Arts degree from Carleton University in Ottawa and a Master’s Degree in Accounting from the University of British Columbia.

Thomas A. Caughey has been with the Company since 1978. He was appointed an officer on March 24, 2011 and serves as Vice-President of Product Development, a position he has held for more than 15 years. His current role has focused on development of systems involving non-linear crystals, and advances in the development of individual crystal components that the company manufactures. Previously, he was a research associate at Texas Tech University, working in the area of picosecond spectroscopy of chemical reactions. Tom holds a Doctorate in physical chemistry from the University of Wisconsin – Madison and an undergraduate degree in chemistry from the University of Michigan – Ann Arbor.

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George Murray assumed the role of Vice President of Sales and Marketing on January 14, 2013 and was appointed an officer on January 30, 2013. He joined the Company as Sales Manager, West Region on March 29, 2010. Previously, he spent a number of years with Axsys Technologies Imaging Systems, a developer, manufacturer and distributor of optical systems for the aerospace, defense, semiconductor, medical and graphic arts industries. In addition, he held increasingly responsible roles in applications engineering, product marketing and sales management, including international sales, with Photon Dynamics, a provider of inspection systems to the automotive, electronics and semiconductor industries. He also held sales engineer, product marketing manager and system engineer roles with the Gerber group of Companies, a provider of inspection and imaging systems and CAD CAM software. Mr. Murray holds an MBA from Rensselaer Polytechnic Institute and a B.S., Mechanical Engineering from the University of Connecticut.

Each of the executive officers has been elected by the Board of Directors to serve as an officer of the Company until the next election of officers, as provided by the Company’s by-laws.

Executive Compensation

The following Summary Compensation Table sets forth, for the years ended December 31, 2015 and 2014, the compensation paid by the Company and its Subsidiaries, with respect to the Company’s Chief Executive Officer and two other highest paid executives.

Summary Compensation Table

Name & Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (1)(2)	Stock Awards ($)	All Other Compensation ($) (3)	Total ($)
Amy Eskilson,	2015	180,003	—	4,500	—	8,152	192,655
President and CEO	2014	180,003	—	5,100	—	8,179	193,282
William J. Foote, CFO,	2015	149,656	—	1,800	—	6,735	158,191
Corporate Secretary and Treasurer	2014	149,656	—	2,550	—	6,735	158,941
George Murray,	2015	139,006	2,500	3,600	—	6,255	151,361
Vice President of Sales and Marketing	2014	139,006	—	1,530	—	6,059	146,595

(1)	The aggregate grant date fair value of option awards and stock awards are computed in accordance with FASB ASC Topic 718, in accordance with SEC rules. The valuation is based on the assumptions set forth in note 10 to our Consolidated Financial Statements filed on March 30, 2016 with the Securities and Exchange Commission in our annual report on Form 10-K.

(2)	On January 23, 2015, the Company granted stock options with an exercise price of $0.19 per share and a fair value of $0.18 per share to each of Ms. Eskilson (25,000 stock options), Mr. Foote (10,000 stock options) and Mr. Murray (20,000 stock options). On January 21, 2014, the Company granted stock options with an exercise price of $0.27 per share and a fair value of $0.26 per share to each of Ms. Eskilson (20,000 stock options), Mr. Foote (10,000 stock options) and Mr. Murray (6,000 stock options). All stock options granted in 2015 and 2014 have a ten year term and vest over three years, one-third each year upon each anniversary of the grant. The amounts reflect the aggregate grant date fair value of each award.

(3)	All Other Compensation includes the fair value of Company stock, in addition to cash, contributed in 2015 and 2014 as a match to the Company’s Section 401(k) Plan for individual executive contributions to the Plan in the 2014 and 2013 Plan years, respectively. This amounted to $8,152 and $8,179 for Ms. Eskilson, $6,735 and $6,735 for Mr. Foote and $6,255 and $6,059 for Mr. Murray, respectively.

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Outstanding Equity-Based Awards at Fiscal Year-End

The following table provides information pertaining to vested and non-vested stock options held by each of the executive officers named in the Summary Compensation Table as of December 31, 2015.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	OPTION AWARDS (1)
Name	Number of Securities Underlying Unexercised options (#) Exercisable	Number of Securities Underlying Unexercised options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date ($)
Amy Eskilson, President and CEO	—	25,000	.19	01/13/2025
	6,666	13,334	.27	01/21/2024
	30,000	—	.50	9/12/2022
	6,300	—	.95	12/21/2021

	Total: 42,966	Total: 38,334

William J. Foote, CFO, Secretary and Treasurer	—	10,000	.19	01/13/2025
	3,333	6,667	.27	01/21/2024
	6,666	3,334	.35	02/06/2023
	6,300	—	.95	12/21/2021
	6,300	—	.98	03/24/2021
	6,300	—	1.00	12/28/2019
	4,598	—	1.75	01/22/2019
	3,378	—	1.50	01/19/2017
	10,000	—	1.75	05/08/2016

	Total: 46,875	Total: 20,001

George Murray,	—	20,000	.19	01/13/2025
VP of Sales and Marketing	2,000	4,000	.27	01/21/2024
	10,000	5,000	.23	01/14/2023
	3,400	—	.95	12/21/2021
	3,400	—	.98	03/24/2021
	5,000	—	1.00	03/29/2020

	Total: 23,800	Total: 29,000

(1)	Options have a ten year term and vest over three years, one-third each year upon each anniversary of the grant.

Equity Compensation Plan Information

The following table gives information about the Company’s Common Stock that may be issued upon the exercise of options, warrants and rights under the Company’s 2000 Equity Compensation Program and the 2010 Equity Compensation Plan, as of December 31, 2015. These plans were the Company’s only equity compensation plans in existence as of December 31, 2015.

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Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)
Equity Compensation Plans Approved by Shareholders (1)	699,604	$.71	3,457,067
Equity Compensation Plans Not Approved by Shareholders	—	—	—

Total	699,604	$.71	3,457,067

(1)	The 2000 Equity Compensation Program expired on June 2, 2010 but each outstanding option, warrant and right granted under the Program shall expire on the date determined under the terms of the original award, which in no event, shall exceed 10 years. The 2010 Equity Compensation Program was adopted by the Company’s shareholders at the Annual Meeting held on June 2, 2010. Under this Program, an aggregate of up to 4,000,000 shares of common stock may be granted. As of December 31, 2015 there were a total of 156,671 options outstanding under the 2000 Plan and 542,933 options outstanding under the 2010 Plan. In 2015, 141,450 stock options were forfeited and 43,500 stock options expired under the 2000 Plan. Under the 2010 Equity Compensation Plan, a total of 133,000 stock options were awarded to employees and directors and a total of 126,623 stock options were forfeited in 2015.

Compliance with Section 16(a) Beneficial Ownership

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. These persons are required by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) reports that they file.

Based solely on our review of (i) Forms 3 and 4 and amendments thereto furnished to the Company during 2015, (ii) any Forms 5 and amendments thereto furnished to the Company with respect to 2015, and (iii) any written representations that no Form 5 was required, with respect to the period from January 1, 2015 through December 31, 2015, the following were not timely filed: Ms. Eskilson, Mr. Foote, Mr. Murray, Mr. Caughey, Mr. Winston, Mr. LaValle, Mr. Romano and Mr. Strandlund were each late in filing one report on Form 4 covering their respective January 13, 2015 stock option awards, which they each filed on April 25, 2016.

Certain Relationships and Related Party Transactions

The documented ethics policies of the Company restrict certain types of related party transactions between the Company and its directors, officers, and employees of the Company. Specifically, compensation for services provided by directors, officers, and employees to the Company may not be through any source but the Company. The Company’s policies do permit related parties to participate in financial transactions, limited to financing via debt or equity. In such instances, the Company has an informal policy of requiring that the terms of such financing, including but not limited to interest rates and fees, are at least equal to or better than the terms obtainable via financing from other sources. The Audit Committee is responsible for the review and approval of all related party transactions.

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In July 2014, the maturity date of a $1,500,000 Subordinated Convertible Promissory Note issued in favor of Clarex Limited (“Clarex”), a major shareholder and debt holder, was extended to April 1, 2017. The note was originally issued on October 31, 2003 and bears interest at 6%. Interest accrues yearly, is payable on maturity of the note and, along with principal, may be converted into securities of the Company as follows: the Note is convertible in the aggregate into 1,500,000 units with each unit consisting of one share of common stock and one warrant. Each warrant allows the holder to acquire 0.75 shares of common stock at a price of $1.35 per share. The expiration date of the warrants under the conversion terms has been extended to April 1, 2020.

In addition, in July 2014, the maturity date of a $1,000,000 Subordinated Convertible Promissory Note issued in favor of Welland Limited, an affiliate of Clarex, bearing interest at 6% was extended to April 1, 2017. The note was originally issued on December 31, 2002. Interest accrues yearly, is payable on maturity of the note and, along with principal, may be converted into securities of the Company as follows: the Note is convertible in the aggregate into 1,000,000 units with each unit consisting of one share of common stock and one warrant. Each warrant allows the holder to acquire 0.75 shares of common stock at a price of $1.35 per share. The expiration date of the warrants under the conversion terms has been extended to April 1, 2020.

No payments against the total principal of $2,500,000 have been made. In 2015, the Company paid a total of $150,000 in interest on the outstanding Subordinated Convertible Notes described above. Accrued interest of $37,500 as of December 31, 2015 was paid in April, 2016.

Code of Ethics

The Company has adopted a Code of Ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller (or persons performing similar functions). A copy of such Code of Ethics is available on the Company website at www.inradoptics.com and will be made available without charge and upon written request addressed to the attention of the Secretary of the Company and mailed to the Company’s principal executive offices, 181 Legrand Avenue, Northvale, NJ 07647. If the Company makes any substantive amendments to the Code of Ethics or grant any waiver, including any implicit waiver from a provision of the Code of Ethics to its directors or executive officers, the Company will disclose the nature of such amendments or waiver in its website or in a current report on Form 8-K.

Relationship with Independent Public Accountants

Baker Tilly Virchow Krause, LLP, (the “Auditors”) independent registered public accountants, has been selected by the Audit Committee to examine and report on the financial statements of the Company for the fiscal year ending December 31, 2016. Representatives of Baker Tilly Virchow Krause, LLP will be available by telephone during the annual meeting to respond to any appropriate questions that may arise.

Principal Accounting Fees and Services

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee’s charter, all audit and audit-related work and all non-audit work performed by the Company’s independent accountants is approved in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee is informed of each service actually rendered.

Audit Fees.

Audit fees billed or expected to be billed by the Company’s principal accountant, Baker Tilly Virchow Krause, LLP for the audit of the financial statements included in the Company’s Annual Reports on Form 10-K, and reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, for the years ended December 31, 2015 and 2014 were $110,000 and $112,000 for each year, respectively.

Audit-Related Fees

The Company was billed $3,345 and $4,528 by the Company’s principal accountant for the fiscal years ended December 31, 2015 and 2014, respectively, for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the caption “Audit Fees” above.

Tax Fees

The Company was billed or is expected to be billed an aggregate of $18,950 and $19,250 by the Company’s principal accountant for the fiscal years ended December 31, 2015 and 2014, respectively, for tax services, principally the preparation of income tax returns.

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All Other Fees

The Applicable law and regulations provide an exemption that permits certain services to be provided by the Company’s outside auditors even if they are not pre-approved. The Company has not relied on this exemption at any time since the Sarbanes-Oxley Act was enacted. In 2015, the Company did not have any other fees. In 2014, the Company was billed $2,250 by the Company’s principal accountant for fees related to consulting services which were pre-approved by the Audit Committee of the Board of Directors.

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Audit Committee Report

In connection with the preparation and filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015:

(1)	the Audit Committee reviewed and discussed the audited financial statements with the Company’s management;

(2)	the Audit Committee discussed with the Company’s independent auditors the matters required to be discussed by PCAOB Auditing Standard No. 16;

(3)	the Audit Committee received and reviewed the written disclosures and the letter from the Company’s independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the Company’s independent auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditor’s independence; and

based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2015 Annual Report on Form 10-K, as filed with the SEC on March 30, 2016.

This report shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference to any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, and shall not be deemed filed under either of such acts except to the extent that the Company specifically incorporates this information by reference.

This report is furnished by the Audit Committee of the Board of Directors.

Luke P. LaValle, Jr., Audit Committee Chairman

Jan M. Winston

Dennis Romano

N.E. Rick Strandlund

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NOTICE REGARDING FILING OF SHAREHOLDERS PROPOSALS

AT 2017 ANNUAL MEETING

Any proposal intended to be presented by a shareholder at the 2017 Annual Meeting of Shareholders must be received by the Company at the Company’s principal executive offices, 181 Legrand Avenue, Northvale, NJ 07647 no later than the close of business on January 16, 2017 to be considered for inclusion in the Proxy Statement for the 2016 Annual Meeting and by March 31, 2017 in order for the proposal to be considered timely for consideration at next years’ Annual Meeting (but not included in the Proxy Statement for such meeting).

The Annual Meeting of Shareholders is called for the purposes set forth in the Notice. The Board does not know of any matter for action by shareholders at such meeting other than the matters described in the Notice. However, the enclosed proxy will confer discretionary authority with respect to matters which are not known at the date of printing hereof which may properly come before the meeting. It is the intention of the person named in the proxy to vote in accordance with their judgment on any such matter.

You are cordially invited to attend the Annual Meeting in person. Your participation in discussion of the Company’s affairs will be welcome.

/S/ William J. Foote
William J. Foote, Secretary

Dated:	April 29, 2016

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0000213719_1 R1.0.0.51160 INRAD OPTICS INC ATTN: WILLIAM J. FOOTE 181 LEGRAND AVENUE NORTHVALE, NJ 07647 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following: For Withhold For All All All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Nominees 01 Jan M. Winston 02 Amy Eskilson The Board of Directors recommends you vote FOR proposals 2. and 3. For Against Abstain 2. Ratify Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2016. 3. Approve, as a non-binding advisory vote, our named executive officer compensation. NOTE: Transact such other business as may properly come before the meeting or any adjournment thereof. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. For address change/comments, mark here. (see reverse for instructions) Yes No Please indicate if you plan to attend this meeting Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report on Form 10-K is/are available at www.proxyvote.com . INRAD OPTICS INC 181 Legrand Avenue Northvale, NJ 07647 This proxy is solicited by the Board of Directors The undersigned appoints William J. Foote and Jan M. Winston, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, for and on behalf of the undersigned, all the shares of common stock of Inrad Optics, Inc. held of record by the undersigned on April 25, 2016 at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company’s counsel, Lowenstein Sandler LLP, 1251 Avenue of the Americas, 17th Floor, New York, NY 10020, on Wednesday, June 25, 2016 at 10:00 a.m. Eastern Daylight Time or any adjournment thereof, upon matters properly coming before the meeting, as set forth in the Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned and upon all such other matters that may properly be brought before the meeting, as to which the undersigned confers discretionary authority upon said proxies. Without otherwise limiting the general authorization given hereby, said proxies are instructed to vote as directed on the reverse side. Address change/comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side

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